Exhibit 10.36

GENERAL RELEASE AND INDEMNIFICATION AGREEMENT

THIS GENERAL RELEASE AND INDEMNIFICATION AGREEMENT (“Agreement”) is made and entered into as of this 1st day of September 2006, by and among E-OIR Technologies, Inc., a Virginia corporation (“E-OIR”), Technest Holdings, Inc., a Nevada corporation (“Technest”), Markland Technologies, Inc., a Nevada corporation (“Markland”), and Robert Tarini (“Mr. Tarini”) (collectively, the “Parties”).

RECITALS

WHEREAS, on or about September 14, 2005, Joseph R. Moulton, Sr. (“Mr. Moulton”) filed a Bill of Complaint in the Circuit Court of Spotsylvania County styled: Joseph R. Moulton, Sr. v. Markland Technologies, et al., Case No.: CH04000835-00 (“Moulton Action”);

WHEREAS, Mr. Moulton seeks to amend his Bill of Complaint to add Technest as a defendant to the Moulton Action;

WHEREAS, with respect to the Moulton Action, any actions taken by or omissions of Mr. Tarini occurred during and in his capacity as an director, officer, or employee of Markland;

WHEREAS, on or about July 11, 2005, Gregory Williams and Mary Williams (“Mr. and Mrs. Williams”) filed a Motion for Judgment in the Circuit Court for the City of Fredericksburg styled: Gregory Williams et al. v. Markland Technologies, Inc. et al., Case No. CL05000169-00 (“Williams Action”);

WHEREAS, the Moulton Action contains various claims against the Parties and the Williams Action contains three claims as follows: Breach of Severance Agreements (Count 1), Breach of Promissory Notes (Count II), and Breach of the Stock Purchase Agreement (Count III);

WHEREAS, on March 2, 2006, Mr. and Mrs. Williams filed a Motion for Partial Summary Judgment on Counts I and III of the Motion for Judgment in the Williams Action; and

WHEREAS, on May 4, 2006, the Court entered an Opinion Order, which granted Mr. and Mrs. Williams’ Motion for Partial Summary Judgment on Counts I and III of the Motion for Judgment in the Williams Action; and

WHEREAS, on July 26, 2006, the parties to the Moulton Action entered into a settlement agreement (“Moulton Settlement Agreement”) resolving all of their differences; and

WHEREAS, on July 27, 2006, EOIR and Technest entered into a Settlement Agreement (“Williams Settlement Agreement”), settling certain aspects of Counts I and II of the Williams Action.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of foregoing premises and intending to be legally bound hereby, and for other good and valuable consideration the receipt and adequacy of which is expressly acknowledged by the Parties, the Parties agree as follows:

1.  E-OIR Releases.

E-OIR:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Markland and its officers, directors, employees, agents, representatives, successors and assigns, including, without limitation, Robert Tarini, of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of E-OIR, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by E-OIR on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action and the Williams Action, with the exception of the indemnification provided in Paragraph 7.A. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by the parties, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that E-OIR has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

2.  Technest Releases.

Technest:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Markland and its officers, directors, employees, agents, representatives, successors and assigns, including, without limitation, Robert Tarini, of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Technest, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Technest on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action and the Williams Action, with the exception of the indemnification provided in Paragraph 7.B. herein.

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by the parties, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Technest has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

3.  Markland Releases.

A. Markland:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges E-OIR and its officers, directors, employees, agents, representatives, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Markland, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Markland on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action and the Williams Action, with the exception of the indemnification provided in Paragraph 5.A. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by the parties, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Markland has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

B.  Markland:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Technest and its officers, directors, employees, agents, representatives, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Markland, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Markland on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action and the Williams Action, with the exception of the indemnification provided in Paragraph 6.A. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by the parties, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Markland has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

C.  Markland:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Mr. Tarini and his agents, heirs, representatives and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Markland, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Markland on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action and the Williams Action;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Mr. Tarini and Markland, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Markland has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

4.  Mr. Tarini Releases.

A.  Mr. Tarini:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges E-OIR and its officers, directors, employees, agents, representatives, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Mr. Tarini, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Mr. Tarini on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action, with the exception of the indemnification provided in Paragraph 5.B. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by E-OIR and Mr. Tarini, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Mr. Tarini has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

B.  Mr. Tarini:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Technest and its officers, directors, employees, agents, representatives, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Mr. Tarini, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Mr. Tarini on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action, with the exception of the indemnification provided in Paragraph 6.B. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Technest and Mr. Tarini, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Mr. Tarini has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

C.  Mr. Tarini:

(i).  fully, finally and forever acquits, quitclaims, releases and discharges Markland and its officers, directors, employees, agents, representatives, successors and assigns of and from any and all obligations, claims, liabilities, damages, demands, debts, liens, deficiencies or cause or causes of action to, of or for the benefit (whether directly or indirectly) of Mr. Tarini, at law or in equity, known or unknown, contingent or otherwise, whether asserted or unasserted, whether now known or hereafter discovered, whether statutory, in contract or in tort, as well as any other kind or character of action now held, owned or possessed (whether directly or indirectly) by Mr. Tarini on account of, arising out of, related to, or concerning, whether directly or indirectly, proximately or remotely, the Moulton Action, with the exception of the indemnification provided in Paragraph 7.C. herein;

(ii). acknowledges, represents, covenants and warrants that the obligations imposed by this release shall be forever binding, and that this release may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and Mr. Tarini, which expressly refers to this release and this Agreement; and

(iii). acknowledges, represents, covenants and warrants that Mr. Tarini has not made any assignment or other transfer of any right, claim, or cause of action covered by this release to any individual, corporation, or any other legal entity whatsoever.

5.  E-OIR Indemnification.

A. E-OIR:

(i).  expressly agrees to indemnify and hold harmless Markland and its officers, directors, employees, agents, representatives, successors and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Markland and/or its officers, directors, employees, agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, a final judgment or award of costs or attorneys’ fees by a court of competent jurisdiction on or any settlement mutually agreeable to the Parties of Counts I and II of the Williams Action (the Parties agree to bear their own costs and attorneys’ fees incurred in defending the Williams Action); and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and E-OIR, which expressly refers to this Agreement.

B. E-OIR:

(i).  expressly agrees to indemnify and hold harmless Mr. Tarini, his heirs, agents, representatives, and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Mr. Tarini and his agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, the Moulton Action; provided, however, that E-OIR shall not be required to contribute to any expenses incurred by Mr. Tarini prior to the date of the Agreement; and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Mr. Tarini and E-OIR, which expressly refers to this Agreement.

6.  Technest Indemnification.

A. Technest:

(i).  expressly agrees to indemnify and hold harmless Markland and its officers, directors, employees, agents, representatives, successors and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Markland and/or its officers, directors, employees, agents, successors and assigns resulting from a final judgment or award of costs or attorney’s fees by a court of competent jurisdiction on or any settlement mutually agreeable to the Parties of Counts I and II of the Williams Action (the Parties agree to bear their own costs and attorneys’ fees incurred in defending the Williams Action); and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and E-OIR, which expressly refers to this Agreement.

B. Technest:

(i).  expressly agrees to indemnify and hold harmless Mr. Tarini, his heirs, agents, representatives, and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Mr. Tarini and his agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, the Moulton Action; provided, however, that E-OIR shall not be required to contribute to any expenses incurred by Mr. Tarini prior to the date of the Agreement; and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Mr. Tarini and Technest, which expressly refers to this Agreement.

7.  Markland Indemnification.

A. Markland:

(i).  expressly agrees to indemnify and hold harmless E-OIR and its officers, directors, employees, agents, representatives, successors and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of E-OIR and/or its officers, directors, employees, agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, a final judgment or award of costs or attorney’s fees by a court of competent jurisdiction on or any settlement mutually agreeable to the Parties of Count III of the Williams Action (the Parties agree to bear their own costs and attorneys’ fees incurred in defending the Williams Action); and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and E-OIR, which expressly refers to this Agreement.

B. Markland:

(i).  expressly agrees to indemnify and hold harmless Technest and its officers, directors, employees, agents, representatives, successors and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Technest and/or its officers, directors, employees, agents, successors and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, a final judgment or award of costs or attorney’s fees by a court of competent jurisdiction on or any settlement mutually agreeable to the Parties of Count III of the Williams Action (the Parties agree to bear their own costs and attorneys’ fees incurred in defending the Williams Action); and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and Technest, which expressly refers to this Agreement.

C. Markland:

(i).  expressly agrees to indemnify and hold harmless Mr. Tarini and his agents, heirs, representatives, and assigns, of and from any and all obligations, losses, claims, damages, liabilities, demands, debts, liens, costs and expenses of Mr. Tarini and his agents, heirs, representatives, and assigns that may be asserted by, or may arise out of, whether directly or indirectly, proximately or remotely, in connection with the Moulton Action and Williams Action; and

(ii).  acknowledges, represents, covenants and warrants that the obligations imposed by this Agreement shall be forever binding, and that this Agreement may not be modified, amended, annulled, rescinded or otherwise changed unless in writing signed by Markland and Mr. Tarini, which expressly refers to this Agreement.

8.  Construction.

This Agreement is the entire understanding and agreement among the Parties and incorporates and merges herein all prior discussions, understandings, and agreements, express or implied, oral or written, among the Parties. This Agreement is intended to be a fully integrated document. The Parties each acknowledge that they have not executed this Agreement in reliance on any representation, inducement, promise, agreement or warranty that is not contained or referenced in this Agreement and that they have made such independent investigation of the facts pertaining to the Moulton Action and Williams Action and of all matters pertaining to the actions, as they deemed necessary, and that they are relying solely upon their own investigation of the facts and are not relying in any way (and acknowledges that it would be unreasonable to so rely) upon any statement, silence, act or omission of any other Party in entering into this Agreement other than those representations specifically set forth in writing herein.

9.  Choice of Law.

This Agreement and the performance of the Parties hereunder shall be construed and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

10.  Negotiated Document.

The Parties agree that this Agreement is a negotiated document and that, in any action arising out of the construction, interpretation, validity, or performance of this Agreement, it shall not be construed against the drafter.

11.  Authority.

Each of the signatories hereto represents and warrants to be duly authorized to fully and completely resolve the disputes described in this Agreement, make the releases and indemnities contained in this Agreement, and to bind the Party on whose behalf the signatory has agreed to act to the terms and conditions contained in this Agreement.

12.  Counterparts and Electronic Signatures.

This Agreement may be executed in counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts together shall constitute the same Agreement. The Parties expressly acknowledge the applicability of Massachusetts General Laws, Chapter 110G, the Uniform Electronic Signatures Act to the execution of this Agreement.

13.  Miscellaneous.

A. This Agreement is binding upon and shall inure to the benefit of the Parties hereto, their respective agents, employees, representatives, attorneys, assigns, and successors in interest;

B. Each obligation of each party under this Agreement is material;

C. The Parties expressly incorporate by reference and make part of this Agreement all Recitals set forth above;

D. Should any portion, term or provision of this Agreement be declared or determined by any court to be illegal, invalid or unenforceable, the validity of the remaining portions, terms and provisions shall not be affected thereby and this Agreement will remain valid and fully enforceable, and the illegal, invalid or unenforceable portion, term or provision shall be deemed not to be part of this Agreement; and

E. Any notice hereunder shall be mailed to the undersigned at their current place of business by certified mail.

IN WITNESS WHEREOF, the Parties set their hands and seals, as of the date(s) set forth below.

/s/ Robert Tarini	/s/ Joseph P. Mackin
Markland Technologies, Inc.	E-OIR Technologies, Inc.
By: Robert Tarini	By: Joseph P. Mackin
Title: CEO	Title: CEO/President

Dated: August 31, 2006	Dated: September 1, 2006

/s/ Joseph P. Mackin	/s/ Robert Tarini
Technest Holdings, Inc.	Robert Tarini
By: Joseph P. Mackin
Title: CEO	Dated: August 31, 2006

Dated: September 1, 2006